AMENDMENT TO THE PROMISSORY NOTE

THIS AMENDMENT ("Amendment") To the Promissory Note executed between Mark Feeman and Ashley Sweat on May 29, 2020, and later assigned by Ashley Sweat to RushNet, Inc. (the "Note") is entered into as of the 16 day of May, 2022, by and between RushNet, Inc. (the "Debtor") and Mark Feeman, (the "Holder").

W I T N E S S E T H

WHEREAS, Holder and Ashley Sweat entered into a Promissory Note dated May 29, 2020 for the principal sum of $2,950,000.00 plus interest.

WHEREAS, Ashley Sweat assigned all rights and obligations under the Note to Debtor on July 1, 2021; and

WHEREAS, Holder and Debtor wish to amend the terms of payment and interest of the Note.

NOW, THEREFORE, for good and valuable consideration, and in further consideration of the mutual promises and premises hereinafter contained, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All terms used herein shall have the meanings set forth in the Note unless set forth herein to the contrary.

2. Notwithstanding anything to the contrary in the Note, Holder agrees to forgo any payments due under the Note from Debtor from, and including the payments from April 2022 through March 2023 ("Forbearance Period").

3. During the Forbearance Period interest shall accrue on all unpaid principal and interest on the Note from the first day of the Forbearance Period to the last day of said Period at the Prime Rate plus two (2) percentage points per annum (computed on the basis of a 360-day year and actual number of days elapsed). The Prime Rate shall be as set forth in the Wall Street Journal on the first day of every month of the Forbearance Period.

4. The parties shall confer on the status of payments on June 15th, September 15th and December 15th of 2022. The time and manner of the meeting shall be agreed to by the parties no less than 7 days prior to the meeting.

5. All amounts due under the Note and this Amendment (all principal and interest) shall be due on or before April 1, 2023.

6. An amortization schedule is attached hereto as **Exhibit A** for the information of the parties. The attached schedule does not take into consideration pre-payments or exact

interest calculations. **Exhibit A** is for informational purposes only and the exact amount of payments and interest will vary.

7. Continued Validity. Except as specifically amended by this Amendment as provided hereinabove, all other terms and conditions of the Note shall remain unchanged and in full force and effect.

8. Valid Authority. The parties warrant that each of the signatories below have the authority to sign and bind the entity on whose behalf they are signing this Amendment.

9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute the same document.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment, under seal, as of the date and year set forth above.

Mark Feeman - Holder:	**Rushnet, Inc. - Debtor**
DocuSigned by: [signature] FD5BB416540A419...	[signature]
	Ashley Sweat Title

EXHIBIT "A" Amortization Schedule

BASED ON ACTUAL PAYMENTS

ACTUAL	amortization
Principal	5,900,000.00
Rate	0.01
Pmt	($64,621.89)
period'	95
Actual Closing Date	5/29/2020
First Payment	7/15/2020

						Amount Paid	McGreevey Principal	McGreevey Interest	Feeman Principal	Feeman Interest
Jul-20	1	5,900,000.00	7,702.78	(84,000.00)	5,823,702.78	84,000.00	38,148.61	3,851.39	38,148.61	3,851.39
Aug-20	2	5,823,702.78	4,853.09	(84,000.00)	5,744,555.86	84,000.00	39,573.46	2,426.54	39,573.46	2,426.54
Sep-20	3	5,744,555.86	4,787.13	(84,000.00)	5,665,342.99	84,000.00	39,606.44	2,393.56	39,606.44	2,393.56
Oct-20	4	5,665,342.99	4,721.12	(84,000.00)	5,586,064.11	84,000.00	39,639.44	2,360.56	39,639.44	2,360.56
Nov-20	5	5,586,064.11	4,655.05	(84,000.00)	5,506,719.17	84,000.00	39,672.47	2,327.53	39,672.47	2,327.53
Dec-20	6	5,506,719.17	4,588.93	(84,000.00)	5,427,308.10	84,000.00	39,705.53	2,294.47	39,705.53	2,294.47
							236,345.95	15,654.05	236,345.95	15,654.05
Jan-21	7	5,427,308.10	4,522.76	(64,000.00)	5,367,830.86	64,000.00	29,738.62	2,261.38	29,738.62	2,261.38
Feb-21	8	5,367,830.86	4,473.19	(84,000.00)	5,288,304.05	84,000.00	39,763.40	2,236.60	39,763.40	2,236.60
Mar-21	9	5,288,304.05	4,406.92	(84,000.00)	5,208,710.97	84,000.00	39,796.54	2,203.46	39,796.54	2,203.46
Apr-21	10	5,208,710.97	4,340.59	(70,000.00)	5,143,051.56	70,000.00	32,829.70	2,170.30	32,829.70	2,170.30
May-21	11	5,143,051.56	4,285.88	(84,000.00)	5,063,337.44	84,000.00	39,857.06	2,142.94	39,857.06	2,142.94
Jun-21	12	5,063,337.44	4,219.45	(64,000.00)	5,003,556.88	64,000.00	29,890.28	2,109.72	29,890.28	2,109.72
Jul-21	13	5,003,556.88	4,169.63	(64,000.00)	4,943,726.52	64,000.00	29,915.18	2,084.82	29,915.18	2,084.82
Aug-21	14	4,943,726.52	4,119.77	(64,000.00)	4,883,846.29	64,000.00	29,940.11	2,059.89	29,940.11	2,059.89
Sep-21	15	4,883,846.29	4,069.87	(64,000.00)	4,823,916.16	64,000.00	29,965.06	2,034.94	29,965.06	2,034.94
Oct-21	16	4,823,916.16	4,019.93	(64,000.00)	4,763,936.09	64,000.00	29,990.03	2,009.97	29,990.03	2,009.97
Nov-21	17	4,763,936.09	3,969.95	(64,000.00)	4,703,906.04	64,000.00	30,015.03	1,984.97	30,015.03	1,984.97
Dec-21	18	4,703,906.04	3,919.92	(64,000.00)	4,643,825.96	64,000.00	30,040.04	1,959.96	30,040.04	1,959.96
							391,741.07	25,258.93	391,741.07	25,258.93
Jan-22	19	4,643,825.96	3,869.85	(64,000.00)	4,583,695.81	64,000.00	30,065.07	1,934.93	30,065.07	1,934.93
Feb-22	20	4,583,695.81	3,819.75	(64,000.00)	4,523,515.56	64,000.00	30,090.13	1,909.87	30,090.13	1,909.87
Mar-22	21	4,523,515.56	3,769.60	(64,000.00)	4,463,285.16	64,000.00	30,115.20	1,884.80	30,115.20	1,884.80
Apr-22	22	4,463,285.16	4,039.40	-	4,467,324.56	-	(2,019.70)	2,019.70	(2,019.70)	2,019.70
May-22	23	4,467,324.56	4,364.37	-	4,471,688.93	-	(2,182.19)	2,182.19	(2,182.19)	2,182.19
Jun-22	24	4,471,688.93	4,691.22	-	4,476,380.15	-	(2,345.61)	2,345.61	(2,345.61)	2,345.61
Jul-22	25	4,476,380.15	5,019.95	-	4,481,400.09	-	(2,509.97)	2,509.97	(2,509.97)	2,509.97
Aug-22	26	4,481,400.09	5,350.58	-	4,486,750.67	-	(2,675.29)	2,675.29	(2,675.29)	2,675.29
Sep-22	27	4,486,750.67	5,683.12	-	4,492,433.79	-	(2,841.56)	2,841.56	(2,841.56)	2,841.56
Oct-22	28	4,492,433.79	6,017.58	-	4,498,451.37	-	(3,008.79)	3,008.79	(3,008.79)	3,008.79
Nov-22	29	4,498,451.37	6,353.96	-	4,504,805.33	-	(3,176.98)	3,176.98	(3,176.98)	3,176.98
Dec-22	30	4,504,805.33	6,692.28	-	4,511,497.61	-	(3,346.14)	3,346.14	(3,346.14)	3,346.14
							66,164.17	29,835.83	66,164.17	29,835.83
Jan-23	31	4,511,497.61	7,032.55	-	4,518,530.16	-	(3,516.27)	3,516.27	(3,516.27)	3,516.27
Feb-23	32	4,518,530.16	7,374.78	-	4,525,904.94	-	(3,687.39)	3,687.39	(3,687.39)	3,687.39
Mar-23	33	4,525,904.94	7,718.97	(797,030.56)	3,736,593.34	797,030.56	394,655.80	3,859.48	394,655.80	3,859.48
Apr-23	34	3,736,593.34	3,113.83	(64,000.00)	3,675,707.17	64,000.00	30,443.09	1,556.91	30,443.09	1,556.91
May-23	35	3,675,707.17	3,063.09	(64,000.00)	3,614,770.26	64,000.00	30,468.46	1,531.54	30,468.46	1,531.54
Jun-23	36	3,614,770.26	3,012.31	(64,000.00)	3,553,782.57	64,000.00	30,493.85	1,506.15	30,493.85	1,506.15
Jul-23	37	3,553,782.57	2,961.49	(64,000.00)	3,492,744.06	64,000.00	30,519.26	1,480.74	30,519.26	1,480.74
Aug-23	38	3,492,744.06	2,910.62	(64,000.00)	3,431,654.68	64,000.00	30,544.69	1,455.31	30,544.69	1,455.31
Sep-23	39	3,431,654.68	2,859.71	(64,000.00)	3,370,514.39	64,000.00	30,570.14	1,429.86	30,570.14	1,429.86
Oct-23	40	3,370,514.39	2,808.76	(64,000.00)	3,309,323.15	64,000.00	30,595.62	1,404.38	30,595.62	1,404.38
Nov-23	41	3,309,323.15	2,757.77	(64,000.00)	3,248,080.92	64,000.00	30,621.12	1,378.88	30,621.12	1,378.88
Dec-23	42	3,248,080.92	2,706.73	(64,000.00)	3,186,787.65	64,000.00	30,646.63	1,353.37	30,646.63	1,353.37
							662,354.98	24,160.30	662,354.98	24,160.30
Jan-24	43	3,186,787.65	2,655.66	(64,000.00)	3,125,443.31	64,000.00	30,672.17	1,327.83	30,672.17	1,327.83
Feb-24	44	3,125,443.31	2,604.54	(64,000.00)	3,064,047.85	64,000.00	30,697.73	1,302.27	30,697.73	1,302.27
Mar-24	45	3,064,047.85	2,553.37	(64,000.00)	3,002,601.22	64,000.00	30,723.31	1,276.69	30,723.31	1,276.69
Apr-24	46	3,002,601.22	2,502.17	(64,000.00)	2,941,103.39	64,000.00	30,748.92	1,251.08	30,748.92	1,251.08
May-24	47	2,941,103.39	2,450.92	(64,000.00)	2,879,554.31	64,000.00	30,774.54	1,225.46	30,774.54	1,225.46
Jun-24	48	2,879,554.31	2,399.63	(601,953.93)	2,280,000.00	601,953.93	299,777.15	1,199.81	299,777.15	1,199.81
Jul-24	49	2,280,000.00	1,900.00	(64,000.00)	2,217,900.00	64,000.00	31,050.00	950.00	31,050.00	950.00

This is the sum of the normal interest at 1%, along with the compounding interest of the skipped payments, compounding at 6% per month. (see red interest on left amortization schedule)

Amort Schedule for compound interest of defered payments.

Prime(4%) +2

0.06	end balance	+ next payment
320.00	64,320.00	64,000.00
641.60	128,961.60	64,000.00
964.81	193,926.41	64,000.00
1,289.63	259,216.04	64,000.00
1,616.08	324,832.12	64,000.00
1,944.16	390,776.28	64,000.00
2,273.88	457,050.16	64,000.00
2,605.25	523,655.41	64,000.00
2,938.28	590,593.69	64,000.00
3,272.97	657,866.66	64,000.00
3,609.33	725,475.99	64,000.00
3,947.38	793,423.37	64,000.00
25,423.43		

Check figure for ending pament

0.00 3,736,593.35

Aug-24	50	2,217,900.00	1,848.25	(64,000.00)	2,155,748.25	64,000.00	31,075.88	924.13	31,075.88	924.13
Sep-24	51	2,155,748.25	1,796.46	(64,000.00)	2,093,544.71	64,000.00	31,101.77	898.23	31,101.77	898.23
Oct-24	52	2,093,544.71	1,744.62	(64,000.00)	2,031,289.33	64,000.00	31,127.69	872.31	31,127.69	872.31
Nov-24	53	2,031,289.33	1,692.74	(64,000.00)	1,968,982.07	64,000.00	31,153.63	846.37	31,153.63	846.37
Dec-24	54	1,968,982.07	1,640.82	(64,000.00)	1,906,622.89	64,000.00	31,179.59	820.41	31,179.59	820.41
Jan-25	55	1,906,622.89	1,588.85	(64,000.00)	1,844,211.74	64,000.00	31,205.57	794.43	31,205.57	794.43
Feb-25	56	1,844,211.74	1,536.84	(64,000.00)	1,781,748.58	64,000.00	31,231.58	768.42	31,231.58	768.42
Mar-25	57	1,781,748.58	1,484.79	(64,000.00)	1,719,233.37	64,000.00	31,257.60	742.40	31,257.60	742.40
Apr-25	58	1,719,233.37	1,432.69	(64,000.00)	1,656,666.07	64,000.00	31,283.65	716.35	31,283.65	716.35
May-25	59	1,656,666.07	1,380.56	(64,000.00)	1,594,046.62	64,000.00	31,309.72	690.28	31,309.72	690.28
Jun-25	60	1,594,046.62	1,328.37	(1,595,374.99)	-	1,595,374.99	797,023.31	664.19	797,023.31	664.19

Minimum ttl pmts	6,000,000	
TTL PMTS at 60 months	(4,528,984.49)	
	1,471,015.51	
Due per Am Sch	(1,595,374.99)	
Diff	(124,359.49)	
Total Interest	224,359.49	at 60 months

AMENDMENT TO THE PROMISSORY NOTE

THIS AMENDMENT ("Amendment") To the Promissory Note executed between Mark Feeman and Ashley Sweat on May 29, 2020, and later assigned by Ashley Sweat to RushNet, Inc. (the "Note") is entered into as of the 16 day of May, 2022, by and between RushNet, Inc. (the "Debtor") and Mark McGreevey, (the "Holder").

W I T N E S S E T H

WHEREAS, Holder and Ashley Sweat entered into a Promissory Note dated May 29, 2020 for the principal sum of $2,950,000.00 plus interest.

WHEREAS, Ashley Sweat assigned all rights and obligations under the Note to Debtor on July 1, 2021; and

WHEREAS, Holder and Debtor wish to amend the terms of payment and interest of the Note.

NOW, THEREFORE, for good and valuable consideration, and in further consideration of the mutual promises and premises hereinafter contained, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All terms used herein shall have the meanings set forth in the Note unless set forth herein to the contrary.

2. Notwithstanding anything to the contrary in the Note, Holder agrees to forgo any payments due under the Note from Debtor from, and including the payments from April 2022 through March 2023 ("Forbearance Period").

3. During the Forbearance Period interest shall accrue on all unpaid principal and interest on the Note from the first day of the Forbearance Period to the last day of said Period at the Prime Rate plus two (2) percentage points per annum (computed on the basis of a 360-day year and actual number of days elapsed). The Prime Rate shall be as set forth in the Wall Street Journal on the first day of every month of the Forbearance Period.

4. The parties shall confer on the status of payments on June 15th, September 15th and December 15th of 2022. The time and manner of the meeting shall be agreed to by the parties no less than 7 days prior to the meeting.

5. All amounts due under the Note and this Amendment (all principal and interest) shall be due on or before April 1, 2023.

6. An amortization schedule is attached hereto as **Exhibit A** for the information of the parties. The attached schedule does not take into consideration pre-payments or exact

interest calculations. **Exhibit A** is for informational purposes only and the exact amount of payments and interest will vary.

7. Continued Validity. Except as specifically amended by this Amendment as provided hereinabove, all other terms and conditions of the Note shall remain unchanged and in full force and effect.

8. Valid Authority. The parties warrant that each of the signatories below have the authority to sign and bind the entity on whose behalf they are signing this Amendment.

9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute the same document.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment, under seal, as of the date and year set forth above.

Mark McGreevey - Holder:

DocuSigned by:
Mark McGreevey
CDE7D08F8D70461...

Rushnet, Inc. - Debtor

Ashley Sweat
Title

EXHIBIT "A" Amortization Schedule

BASED ON ACTUAL PAYMENTS

ACTUAL	amortization
Principal	5,900,000.00
Rate	0.01
Pmt	($64,621.89)
period'	95
Actual Closing Date	5/29/2020
First Payment	7/15/2020

Month	#	Balance	Interest	Payment	Ending Balance	Amount Paid	McGreevey Principal	McGreevey Interest	Feeman Principal	Feeman Interest
Jul-20	1	5,900,000.00	7,702.78	(84,000.00)	5,823,702.78	84,000.00	38,148.61	3,851.39	38,148.61	3,851.39
Aug-20	2	5,823,702.78	4,853.09	(84,000.00)	5,744,555.86	84,000.00	39,573.46	2,426.54	39,573.46	2,426.54
Sep-20	3	5,744,555.86	4,787.13	(84,000.00)	5,665,342.99	84,000.00	39,606.44	2,393.56	39,606.44	2,393.56
Oct-20	4	5,665,342.99	4,721.12	(84,000.00)	5,586,064.11	84,000.00	39,639.44	2,360.56	39,639.44	2,360.56
Nov-20	5	5,586,064.11	4,655.05	(84,000.00)	5,506,719.17	84,000.00	39,672.47	2,327.53	39,672.47	2,327.53
Dec-20	6	5,506,719.17	4,588.93	(84,000.00)	5,427,308.10	84,000.00	39,705.53	2,294.47	39,705.53	2,294.47
							236,345.95	15,654.05	236,345.95	15,654.05
Jan-21	7	5,427,308.10	4,522.76	(64,000.00)	5,367,830.86	64,000.00	29,738.62	2,261.38	29,738.62	2,261.38
Feb-21	8	5,367,830.86	4,473.19	(84,000.00)	5,288,304.05	84,000.00	39,763.40	2,236.60	39,763.40	2,236.60
Mar-21	9	5,288,304.05	4,406.92	(84,000.00)	5,208,710.97	84,000.00	39,796.54	2,203.46	39,796.54	2,203.46
Apr-21	10	5,208,710.97	4,340.59	(70,000.00)	5,143,051.56	70,000.00	32,829.70	2,170.30	32,829.70	2,170.30
May-21	11	5,143,051.56	4,285.88	(84,000.00)	5,063,337.44	84,000.00	39,857.06	2,142.94	39,857.06	2,142.94
Jun-21	12	5,063,337.44	4,219.45	(64,000.00)	5,003,556.88	64,000.00	29,890.28	2,109.72	29,890.28	2,109.72
Jul-21	13	5,003,556.88	4,169.63	(64,000.00)	4,943,726.52	64,000.00	29,915.18	2,084.82	29,915.18	2,084.82
Aug-21	14	4,943,726.52	4,119.77	(64,000.00)	4,883,846.29	64,000.00	29,940.11	2,059.89	29,940.11	2,059.89
Sep-21	15	4,883,846.29	4,069.87	(64,000.00)	4,823,916.16	64,000.00	29,965.06	2,034.94	29,965.06	2,034.94
Oct-21	16	4,823,916.16	4,019.93	(64,000.00)	4,763,936.09	64,000.00	29,990.03	2,009.97	29,990.03	2,009.97
Nov-21	17	4,763,936.09	3,969.95	(64,000.00)	4,703,906.04	64,000.00	30,015.03	1,984.97	30,015.03	1,984.97
Dec-21	18	4,703,906.04	3,919.92	(64,000.00)	4,643,825.96	64,000.00	30,040.04	1,959.96	30,040.04	1,959.96
							391,741.07	25,258.93	391,741.07	25,258.93
Jan-22	19	4,643,825.96	3,869.85	(64,000.00)	4,583,695.81	64,000.00	30,065.07	1,934.93	30,065.07	1,934.93
Feb-22	20	4,583,695.81	3,819.75	(64,000.00)	4,523,515.56	64,000.00	30,090.13	1,909.87	30,090.13	1,909.87
Mar-22	21	4,523,515.56	3,769.60	(64,000.00)	4,463,285.16	64,000.00	30,115.20	1,884.80	30,115.20	1,884.80
Apr-22	22	4,463,285.16	4,039.40	-	4,467,324.56	-	(2,019.70)	2,019.70	(2,019.70)	2,019.70
May-22	23	4,467,324.56	4,364.37	-	4,471,688.93	-	(2,182.19)	2,182.19	(2,182.19)	2,182.19
Jun-22	24	4,471,688.93	4,691.22	-	4,476,380.15	-	(2,345.61)	2,345.61	(2,345.61)	2,345.61
Jul-22	25	4,476,380.15	5,019.95	-	4,481,400.09	-	(2,509.97)	2,509.97	(2,509.97)	2,509.97
Aug-22	26	4,481,400.09	5,350.58	-	4,486,750.67	-	(2,675.29)	2,675.29	(2,675.29)	2,675.29
Sep-22	27	4,486,750.67	5,683.12	-	4,492,433.79	-	(2,841.56)	2,841.56	(2,841.56)	2,841.56
Oct-22	28	4,492,433.79	6,017.58	-	4,498,451.37	-	(3,008.79)	3,008.79	(3,008.79)	3,008.79
Nov-22	29	4,498,451.37	6,353.96	-	4,504,805.33	-	(3,176.98)	3,176.98	(3,176.98)	3,176.98
Dec-22	30	4,504,805.33	6,692.28	-	4,511,497.61	-	(3,346.14)	3,346.14	(3,346.14)	3,346.14
							66,164.17	29,835.83	66,164.17	29,835.83
Jan-23	31	4,511,497.61	7,032.55	-	4,518,530.16	-	(3,516.27)	3,516.27	(3,516.27)	3,516.27
Feb-23	32	4,518,530.16	7,374.78	-	4,525,904.94	-	(3,687.39)	3,687.39	(3,687.39)	3,687.39
Mar-23	33	4,525,904.94	7,718.97	(797,030.56)	3,736,593.34	797,030.56	394,655.80	3,859.48	394,655.80	3,859.48
Apr-23	34	3,736,593.34	3,113.83	(64,000.00)	3,675,707.17	64,000.00	30,443.09	1,556.91	30,443.09	1,556.91
May-23	35	3,675,707.17	3,063.09	(64,000.00)	3,614,770.26	64,000.00	30,468.46	1,531.54	30,468.46	1,531.54
Jun-23	36	3,614,770.26	3,012.31	(64,000.00)	3,553,782.57	64,000.00	30,493.85	1,506.15	30,493.85	1,506.15
Jul-23	37	3,553,782.57	2,961.49	(64,000.00)	3,492,744.06	64,000.00	30,519.26	1,480.74	30,519.26	1,480.74
Aug-23	38	3,492,744.06	2,910.62	(64,000.00)	3,431,654.68	64,000.00	30,544.69	1,455.31	30,544.69	1,455.31
Sep-23	39	3,431,654.68	2,859.71	(64,000.00)	3,370,514.39	64,000.00	30,570.14	1,429.86	30,570.14	1,429.86
Oct-23	40	3,370,514.39	2,808.76	(64,000.00)	3,309,323.15	64,000.00	30,595.62	1,404.38	30,595.62	1,404.38
Nov-23	41	3,309,323.15	2,757.77	(64,000.00)	3,248,080.92	64,000.00	30,621.12	1,378.88	30,621.12	1,378.88
Dec-23	42	3,248,080.92	2,706.73	(64,000.00)	3,186,787.65	64,000.00	30,646.63	1,353.37	30,646.63	1,353.37
							662,354.98	24,160.30	662,354.98	24,160.30
Jan-24	43	3,186,787.65	2,655.66	(64,000.00)	3,125,443.31	64,000.00	30,672.17	1,327.83	30,672.17	1,327.83
Feb-24	44	3,125,443.31	2,604.54	(64,000.00)	3,064,047.85	64,000.00	30,697.73	1,302.27	30,697.73	1,302.27
Mar-24	45	3,064,047.85	2,553.37	(64,000.00)	3,002,601.22	64,000.00	30,723.31	1,276.69	30,723.31	1,276.69
Apr-24	46	3,002,601.22	2,502.17	(64,000.00)	2,941,103.39	64,000.00	30,748.92	1,251.08	30,748.92	1,251.08
May-24	47	2,941,103.39	2,450.92	(64,000.00)	2,879,554.31	64,000.00	30,774.54	1,225.46	30,774.54	1,225.46
Jun-24	48	2,879,554.31	2,399.63	(601,953.93)	2,280,000.00	601,953.93	299,777.15	1,199.81	299,777.15	1,199.81
Jul-24	49	2,280,000.00	1,900.00	(64,000.00)	2,217,900.00	64,000.00	31,050.00	950.00	31,050.00	950.00

This is the sum of the normal interest at 1%, along with the compounding interest of the skipped payments, compounding at 6% per month. (see red interest on left amortization schedule)

Amort Schedule for compound interest of defered payments.

Prime(4%) +2

0.06	end balance	+ next payment
320.00	64,320.00	64,000.00
641.60	128,961.60	64,000.00
964.81	193,926.41	64,000.00
1,289.63	259,216.04	64,000.00
1,616.08	324,832.12	64,000.00
1,944.16	390,776.28	64,000.00
2,273.88	457,050.16	64,000.00
2,605.25	523,655.41	64,000.00
2,938.28	590,593.69	64,000.00
3,272.97	657,866.66	64,000.00
3,609.33	725,475.99	64,000.00
3,947.38	793,423.37	64,000.00
25,423.43		

Check figure for ending pament

0.00	3,736,593.35

Aug-24	50	2,217,900.00	1,848.25	(64,000.00)	2,155,748.25	64,000.00	31,075.88	924.13	31,075.88	924.13
Sep-24	51	2,155,748.25	1,796.46	(64,000.00)	2,093,544.71	64,000.00	31,101.77	898.23	31,101.77	898.23
Oct-24	52	2,093,544.71	1,744.62	(64,000.00)	2,031,289.33	64,000.00	31,127.69	872.31	31,127.69	872.31
Nov-24	53	2,031,289.33	1,692.74	(64,000.00)	1,968,982.07	64,000.00	31,153.63	846.37	31,153.63	846.37
Dec-24	54	1,968,982.07	1,640.82	(64,000.00)	1,906,622.89	64,000.00	31,179.59	820.41	31,179.59	820.41
Jan-25	55	1,906,622.89	1,588.85	(64,000.00)	1,844,211.74	64,000.00	31,205.57	794.43	31,205.57	794.43
Feb-25	56	1,844,211.74	1,536.84	(64,000.00)	1,781,748.58	64,000.00	31,231.58	768.42	31,231.58	768.42
Mar-25	57	1,781,748.58	1,484.79	(64,000.00)	1,719,233.37	64,000.00	31,257.60	742.40	31,257.60	742.40
Apr-25	58	1,719,233.37	1,432.69	(64,000.00)	1,656,666.07	64,000.00	31,283.65	716.35	31,283.65	716.35
May-25	59	1,656,666.07	1,380.56	(64,000.00)	1,594,046.62	64,000.00	31,309.72	690.28	31,309.72	690.28
Jun-25	60	1,594,046.62	1,328.37	(1,595,374.99)	-	1,595,374.99	797,023.31	664.19	797,023.31	664.19

Minimum ttl pmts	6,000,000	
TTL PMTS at 60 months	(4,528,984.49)	
	1,471,015.51	
Due per Am Sch	(1,595,374.99)	
Diff	(124,359.49)	
Total Interest	224,359.49	at 60 months